UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           Date of report (earliest event reported): February 16, 2007

                           ORIENT-EXPRESS HOTELS LTD.
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             (Exact name of registrant as specified in its charter)

                                     Bermuda
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                 (State or other jurisdiction of incorporation)

               001-16017                              98-0223493
       -----------------------                    ------------------
       (Commission file number)                    (I.R.S. Employer
                                                  Identification No.

                               22 Victoria Street
                             Hamilton HM 12, Bermuda
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               (Address of principal executive offices) (Zip Code)

                                  441-295-2244
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              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02     Departure of Directors or Principal Officers; Election of
              Directors; Appointment of Principal Officers

         On February 16, 2007, Mr. Simon M.C. Sherwood gave the Registrant six months notice of his resignation as President and Chief Executive Officer of the Registrant. He will remain in his current position until August 16, 2007 to facilitate the handover of duties to a new chief executive, and he will not stand for re-election as a director of the Registrant at its annual general meeting of shareholders, expected to be held in June 2007. The Board of Directors will begin promptly the search to recruit a new chief executive.

         Further information as to Mr. Sherwood's resignation can be found in the Registrant's press release dated February 21, 2007, being filed as an exhibit to this report.


Item 9.01.    Financial Statements and Exhibits

                  (d)    Exhibit

                         99       Press Release dated February 21, 2007.









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ORIENT-EXPRESS HOTELS LTD.



Date: February 21, 2007                     By: /s/ Paul M White
                                                ----------------
                                                Paul M. White
                                                Vice President - Finance and
                                                Chief Financial Officer






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                                  EXHIBIT INDEX



      Exhibit Number                   Description of Exhibit
      --------------                   ----------------------

      99                               Press Release dated February 21, 2007.














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